John Hancock Variable Insurance Trust

Supplement dated September 6, 2013

to the Prospectus dated April 29, 2013

Real Estate Securities Trust

Jerry W. Ehlinger, CFA, no longer serves as a portfolio manager of the fund. Accordingly, all references to Mr. Ehlinger as a portfolio manager on the investment management team of the fund are removed from the Prospectus.

The following replaces the information found under the heading “Management”:

Subadvisor	Portfolio Managers
Deutsche Investment Management Americas Inc.	John F. Robertson, CFA. Managing Director, Head of Real Estate & Infrastructure Securities; managed fund since 1997.
John W. Vojticek. Managing Director, Chief Investment Officer of Real Estate & Infrastructure Securities; managed fund since 1996.
Joseph D. Fisher, CFA. Director; managed fund since 2013
David W. Zonavetch, CPA. Director; managed fund since 2013.

The following replaces the information found under “Management – Subadvisors and Portfolio Managers – Deutsche Investment Management Americas Inc. (“DIMA”); RREEF America L.L.C. (“RREEF”)

Fund	Portfolio Managers
Real Estate Securities Trust	John F. Robertson, CFA
John W. Vojticek
Joseph D. Fisher, CFA
David W. Zonavetch, CPA

  John F. Robertson, CFA. Head of Real Estate & Infrastructure Securities for Deutsche Asset & Wealth Management. Mr. Robertson joined the company in 1997.

  John W. Vojticek. Chief Investment Officer of Real Estate & Infrastructure Securities for Deutsche Asset & Wealth Management. Mr. Vojticek joined RREEF in 1996.

  Joseph D. Fisher, CFA, Director and Portfolio Manager. Joined the company in 2004.

  David W. Zonavetch, CPA, Director and Portfolio Manager. Joined the company in 1998.